Filed pursuant to Rule 497
File No. 333-178646

CĪON INVESTMENT CORPORATION

Supplement No. 4 dated June 16, 2015

To

Prospectus dated April 23, 2015

This supplement contains information that amends, supplements or modifies certain information contained in the accompanying prospectus of CĪON Investment Corporation dated April 23, 2015, as previously supplemented and amended (as so supplemented and amended, the “Prospectus”). This supplement is part of, and should be read in conjunction with, the Prospectus. The Prospectus has been filed with the U.S. Securities and Exchange Commission, and is available free of charge at www.sec.gov or by calling (877) 822-4276. Capitalized terms used in this supplement have the same meanings as in the Prospectus, unless otherwise stated herein.

Before investing in shares of our common stock, you should read carefully the Prospectus and this supplement and consider carefully our investment objective, risks, charges and expenses. You should also carefully consider the “Risk Factors” beginning on page 30 of the Prospectus before you decide to invest in our common stock.

STATUS OF OUR CONTINUOUS PUBLIC OFFERING

Since commencing our continuous public offering on July 2, 2012 and through June 15, 2015, we received and accepted subscriptions in our offering for approximately 76,510,700 shares of our common stock at an average price per share of $10.26, for corresponding gross proceeds of approximately $784,865,400, including shares purchased by our affiliates, shares repurchased pursuant to our share repurchase program and proceeds from our second amended and restated distribution reinvestment plan.

DISTRIBUTIONS

On June 15, 2015, our board of directors (the “Board”) declared four regular weekly cash distributions of $0.014067 per share each (an annualized rate of 7.00% based on our current $10.45 per share public offering price), which will be paid in July 2015.

Each of the regular weekly cash distributions of $0.014067 per share will be paid on July 29, 2015, to shareholders of record on July 7, July 14, July 21, and July 28, 2015.

The determination of the tax attributes of our distributions is made annually as of the end of our fiscal year based upon our taxable income and distributions paid, in each case, for the full year. Therefore, a determination as to the tax attributes of the distributions made on a quarterly basis may not be representative of the actual tax attributes for a full year. We intend to update shareholders quarterly with an estimated percentage of our distributions that resulted from taxable ordinary income. The actual tax characteristics of distributions to shareholders will be reported to shareholders annually on a Form 1099-DIV. The payment of future distributions on our common stock is subject to the discretion of the Board and applicable legal restrictions, and therefore, there can be no assurance as to the amount or timing of any such future distributions.

We may fund our cash distributions to shareholders from any sources of funds available to us, including offering proceeds, borrowings, net investment income from operations, capital gains proceeds from the sale of assets, non-capital gains proceeds from the sale of assets, dividends or other distributions paid to us on account of preferred and common equity investments in portfolio companies and expense reimbursements from ICON Investment Group, LLC (“IIG”), which are subject to recoupment. To date, distributions have not been paid from offering proceeds or borrowings. To date, if expense reimbursements from IIG were not supported, some or all of the distributions may have been a return of capital; however, distributions have not included a return of capital as of the date hereof. We have not established limits on the amount of funds we may use from available sources to make distributions. A substantial portion of our distributions have resulted, and future distributions may result, from expense reimbursements from IIG, which are subject to repayment by us within three years. The purpose of this arrangement is to avoid such distributions being characterized as returns of capital. Shareholders should understand that any such distributions are not based on our investment performance, and can only be sustained if we achieve positive investment performance in future periods and/or IIG continues to make such expense reimbursements. Shareholders should also understand that our future repayments will reduce the distributions that they would otherwise receive. There can be no assurance that we will achieve such performance in order to sustain these distributions, or be able to pay distributions at all. IIG has no obligation to provide expense reimbursements to us in future periods.

This supplement amends the indicated section of the Prospectus as follows:

SUITABILITY STANDARDS

This section is amended by deleting the paragraph designated “Kentucky” on page ii of the Prospectus and replacing it in its entirety with the following:

Kentucky — Investors who reside in the State of Kentucky must have either (i) a liquid net worth of $70,000 and annual gross income of $70,000 or (ii) a liquid net worth of $250,000. Additionally, a Kentucky investor’s total investment in us and any affiliated non-traded business development company shall not exceed 10% of his or her liquid net worth.